Exhibit 23
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                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


	We hereby consent to the incorporation by reference in both the Prospectus constituting part of the Registration Statement on Forms S-3 (No. 33-39398, 333-15971 and 333-19161) and the Registration Statements on Forms S-8 (Nos. 33-14436, 33-35174, 33-42119 and 33-60771) of Intelligent
Electronics, Inc. of our report dated April 30, 1997, appearing on page 15 of this Form 10-K.




PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
May 2, 1997